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                                                                      EXHIBIT 21

                   METRO-GOLDWYN-MAYER INC. AND SUBSIDIARIES

                               December 31, 1998

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ACCIDENTALLY SERIOUS INC.                                                   MGM NETWORKS LATIN AMERICA LLC
AIDART DISTRIBUTORS CORP.                                                   MGM SUPER PRODUCTIONS INC.
AIDART PICTURES, INC.                                                       MGM TELEVISION FUNDING INC.
ALBINO ALLIGATOR PRODUCTIONS, INC.                                          MGM WORLDWIDE TELEVISION PRODUCTIONS INC.
AMERICAN INTERNATIONAL PICTURES, INC.                                       MGM/UA, INC.
BEVERLY HILLS NINJA PRODUCTIONS, INC.                                       MIDNIGHT BLUE PRODUCTIONS, INC.
BEGINNING TO ROAR INC.                                                      METRO PICTURE CORPORATION OF AMERICA
BLAND CO. I                                                                 MUSICWAYS, INC.
BRIGHTON PRODUCTIONS, INC.                                                  NSNA CO
CANDANTINO MUSIC, INC.                                                      OPC MUSIC PUBLISHING, INC.
CANZIONE MUSIC, INC.                                                        ORION HOME ENTERTAINMENT CORPORATION
COSMIC TITLE CORP                                                           ORION MUSIC PUBLISHING, INC.
DAYS PICTURE CORPORATION                                                    ORION PICTURES CORPORATION
DAYTON FILM PRODUCTIONS, INC.                                               ORION PICTURES DISTRIBUTION CORPORATION
DONNA MUSIC PUBLICATIONS                                                    ORION PRODUCTIONS, INC.
EIGHTEEN LEASING CORPORATION                                                ORION TV PRODUCTIONS, INC.
FAMOUS ARTIST PRODUCTIONS, INC.                                             P & F ACQUISITION CORP
FAMOUS ARTISTS AGENCY, INC.                                                 PARTNERSHIP PICTURE CORP.
FAMOUS ARTISTS CORPORATION OF NEW YORK                                      PATHE ENTERTAINMENT MOVIESONGS, INC.
F.P. PRODUCTIONS                                                            PATHE ENTERTAINMENT MUSIC, INC.
FLIPPER PRODUCTIONS, INC.                                                   PATHE FILMS, INC.
GOLDWYN 26 COMPANY                                                          PATHE RELEASING CORP.
GOLDWYN LIBRARY HOLDING COMPANY                                             PATHE TS. INC.
GOLDWYN ENTERTAINMENT COMPANY                                               PITTSBURGH PRODUCTIONS LIMITED
GOLDWYN ENTERTAINMENT COMPANY, LTD.                                         PREP2POST PRODUCTIONS SERVICES
GOLDWYN FILMS INTERNATIONAL LTD                                             PURPLE PHOTOPLAYS, INC.
GOLDWYN FILMS INC.                                                          RED CORNER PRODUCTION INC.
GRAND TALK INC.                                                             SEVENTEEN LEASING CORPORATION
HERITAGE ENTERTAINMENT, INC.                                                SINGLES PRODUCTIONS, INC.
IVAN TORS MUSIC, INC.                                                       TANGLED WEB PRODUCTIONS, INC.
LION INDEPENDENT TELEVISION INC.                                            THE AZIMUTH COMPANY, INC.
LOPERT PICTURES CORPORATION                                                 THE MIRISCH CORPORATION OF DELAWARE
MCEG STERLING COMPUTER SERVICES                                             THE WAR AT HOME PRODUCTIONS, INC.
MCEG STERLING DEVELOPMENT                                                   THREE PICTURES CORPORATION
MCEG STERLING ENTERTAINMENT                                                 U/A MUSIC INC.
MCEG STERLING PRODUCTIONS                                                   U.A. OF BRAZIL, INC.
MEDIA RESOURCES CREDIT CORPORATION                                          UNITED ARTISTS CHINA, INC.
METRO-GOLDWN-MAYER ANIMATION, INC.                                          UNITED ARTISTS CORPORATION
METRO-GOLDWYN-MAYER DISTRIBUTION CO.                                        UNITED ARTISTS CORPORATION OF EGYPT
METRO-GOLDWYN-MAYER HOME ENTERTAINMENT INC.                                 UNITED ARTISTS CORPORATION OF PUERTO RICO
METRO-GOLDWYN-MAYER INC.                                                    UNITED ARTISTS EUROPA, INC.
METRO-GOLDWYN-MAYER INDIA, LTD.                                             UNITED ARTISTS MUSIC (BELGIUM), INC.
METRO-GOLDWYN-MAYER INTERACTIVE PRODUCTIONS INC.                            UNITED ARTISTS OVERSEAS, INC.
METRO-GOLDWYN-MAYER LION CORP.                                              UNITED ARTISTS PICTURES INC.
METRO-GOLDWYN-MAYER MOTION PICTURE CO.                                      UNITED ARTISTS PRODUCTIONS INC.
METRO-GOLDWYN-MAYER MUSIC INC.                                              UNITED ARTISTS TELEVISION CORP.
METRO-GOLDWYN-MAYER OF CHINA, INC.                                          UNITED LION MUSIC, INC.
METRO-GOLDWYN-MAYER OVERSEAS INC.                                           WEBSPINNER, INC.
METRO-GOLDWYN-MAYER PICTURES, INC.                                          VIRGIN VISION
METRO-GOLDWYN-MAYER STUDIOS INC.
MGM AND UA SERVICES COMPANY
MGM DEVELOPMENT, INC.
MGM DOMESTIC TELEVISION DISTRIBUTION INC.
MGM FRANCE HOLDINGS INC.
MGM HOME ENTERTAINMENT DISTRIBUTION CORP.
MGM INTERACTIVE INC.
MGM INTERNATIONAL INC.
MGM INTERNATIONAL TELEVISION DISTRIBUTION INC.
MGM LAPTV INC.
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
BEHAVIORAL PROBLEM PRODUCTIONS LTD.
BUCKMINSTER  MUSIC, LTD.
CAMBRIDGE HOLDINGS LTD
CANADIAN ACQUISITION CORPORATION
CANNON DREAMAXE LTD
CANNON FILM DISTRIBUTION NEDERLAND B.V.
CANNON FILM DISTRIBUTION V.O.F.
CANNON FILM DISTRIBUTORS (UK) LTD
CANNON FILM FINANCE LTD
CANNON FILM SALES LTD
CANNON INTERNATIONAL B.V.
CANNON INTERNATIONAL V.O.F.
CANNON IRISBOOK LTD
CANNON MUSIC LTD
CANNON NEXTLOW LIMITED
CANNON S.E. INTERNATIONAL LTD
CANNON SCREEN ENTERTAINMENT (HOLDINGS) LTD
CANNON SCREEN ENTERTAINMENT NV/SA
LES ARTISTES ASSOCIES S.A.
LES PRODUCTIONS ARTISTES ASSOCIES S.A.
LONDON CANNON FILMS LTD
MAUBEE PRODUCTIONS, LIMITED
METRO-GOLDWYN-MAYER HOLDINGS LTD. (CANADA)
METRO-GOLDWYN-MAYER IBERICA S.A.
METRO-GOLDWYN-MAYER INTERNATIONAL INC.
MGM/UA HOME ENTERTAINMENT (Europe) LIMITED
MGM NEDERLAND B.V.
MGM PRODUCTION SERVICES (B.C.) Ltd.
MGM PRODUCTION SERVICES (Canada) LIMITED
MGM TELECOMMUNICATIONS (FRANCE) S.A.R.L.
MGM TELEVISION (EUROPE) LIMITED
MGM/UA FILMAATSCHAPPIJ B.V.
MGM/UA HOME ENTERTAINMENT GROUP (Canada) LTD
MGM/UA HOME VIDEO (UK) LTD
MGM/UA SOUTH AMERICA B.V.
MINTAKA FILMS, B.V.
ORION PICTURES CORPORATION (H.K.) LTD.
ORION PICTURES DISTRIBUTION (CANADA) INC.
PACIFIC LION TELEVISION (H.K.) LIMITED
PATHE ENTERTAINMENT N.V.
PATHE INTERNATIONAL B.V.
PRODUZIONI ASSOCIATE DELPHOS SARL
UNITED ARTISTS (Australasia)(Proprietary) LIMITED
UNITED ARTISTS CORPORATION GmbH
UNITED ARTISTS CORPORATION LIMITED
UNITED ARTISTS CORPORATION (SouthAfrica)(Proprietary) LIMITED
UNITED ARTISTS MUSIC DE MEXICO S.A.
UNITED ARTISTS SCREEN ENTERTAINMENT LTD
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